Exhibit 10.23.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract Number	Page of Pages
POHC-2002-D-0003	1	2

2. Amendment/Modification Number	3. Effective Date	4. Requisition/Purchase Request No.	5. Solicitation Caption
POHC-2002-D-0003 M0026	1/1/06	D.C. Health Families Program

6. Issued By;	Code	7. Administered By (If other than line 6)
Office of Contracting and Procurement	Department of Health
Human Care Supplies and Services Commodity Group	Medical Assistance Administration
441 4th Street, NW, Room 700 South	825 North Capitol Street, NE, 5th Floor
Washington, D.C., 20001	Washington, D.C., 20002
Maude Holt 202 442-9074

8. Name and Address of Contractor (No, Street, city, country, state and ZIP Code)	(X)	9A. Amendment of Solicitation No.

AmeriGroup Maryland	9B. Dated (See Item 11)
dba AmeriGroup District of Columbia
750 First Street, NE Suite 1120	10A. Modification of Contract/Order No.
Washington, D.C. 20001	X	POHC-2002-D-0003
Phone 202 218-4901 Fax 202 783-8207	10B. Dated (See Item 13)
Code	Facility	8/1/2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or fax which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or fax, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (If Required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

A. This change order is issued pursuant to: (Specify Authority)	27 DCMR, Chapter 36, Contract Modifications
The changes set forth in Item 14 are made in the contract/order no. in Item 10A.

B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation data, etc.)
set forth in Item 14, pursuant to the authority of 27 DCMR, Chapter 36, Section 3601.2.

X	C. This supplemental agreement is entered into pursuant to authority of:	27 DCMR, Chapter 36, Contract Modifications
The changes set forth In Item 14 are made In the contract/order no. in item 10A.

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 originals to the issuing office.

14. Description of amendment/modification (Organized by UCF Section headings, including solicitation/contract subject matter where feasible.)

In accordance with Title V Subtitle N Designated Appropriation Allocations Section 5258 Funds for Medicaid Dental Services of the Fiscal Year 2006 Budget Support Amendment Act of 2005

Contract POHC-2002-D-0003 is hereby modified as described on page 2:

ALL OTHER TERMS AND CONDITIONS OF THE CONTRACT REMAIN UNCHANGED

Except as provided herein, all terms and conditions of the document referenced In Item (9A or 10A) remain unchanged and in full force and effect

15A. Name and Title of Signer (Type or print)	16A. Name of Contracting Officer

Dr. Sandra Nichols	James H. Marshall

15B. Name of Contractor	15C. Date Signed	16B. District of Columbia	16C. Date Signed

-s- Dr. Sandra Nichols	-s- James H. Marshall
(Signature of person authorized to sign)	12/19/05	(Signature of Contracting Officer)	12-30-05

Amerigroup Health Plan.
DCHFP Rates August 2005 to July 2006
POHC-2002-D-0003 M0026

Insert:
B.6.2       Supplies/Services
CONTRACT NO:       POHC-2002-D-0003

LINE		Annualized	PMPM* Rates from	PMPM* Rates from
ITEM		October*	August 2005 through	January 2006 through
NUMBER	SUPPLIES/SERVICES	December 2004	December 2005	July 2006

0001	DC HEALTHY FAMILIES PROGRAM (DCIIFP)

0001AA	Infants Under 1 year of age (months 2 through 12)	20,272	$283.83	$283.83
	Delivery month (projected delivery)	1,244	$6,761.98	$6,761.98
	Birth Month (actual month of birth)	1,352	$4,826.96	$4,826.96

0001AB	Children of 1 year of age through 12 years of age	223,524	$104.16	$107.65

0001AC	Females ages 13 through 18 years	43,596	$146.03	$150.41

0001AD	Males ages 13 through 18 years of age	37,488	$137.44	$142.04

0001AE	Females ages 19 through 36 years of age	90,428	$215.75	$215.75

0001AF	Males ages 19 through 36 years of age	10,740	$124.10	$124.10

0001AG	Females 37 years of age and older	43,224	$369.69	$369.69

0001AH	Males 37 years of age and older	9,536	$261.26	$261.26

	Estimated Total Dollars based on Annualized MMs	478,808	$39,502,592	$55,970,667

	*PMPM = per member per month		$198.00	$200.39

	FOR DISTRICT USE ONLY

LINE	AGY YR Index PCA OBJ AOB Grant Proj AG1 AG2	AG3
	J PH PH

FY06 Estimated Total Dollars based on Annualized MMs at August 2005 Rates	$94,806,220
FY06 Estimated Total Dollars based on Annualized MMs and Rate Update January 2006	$95,473,258

Estimated Increase in FY06 Total Dollars based on Dental Rate Adjustment	$667,036